SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   Form 8-K/A

                              (Amendment No. 1)

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported) November 20, 2002.

                  INTERNATIONAL BUSINESS MACHINES CORPORATION

            (Exact name of registrant as specified in its charter)


                                                1-2360            13-0871985
                New York                  (Commission File    (I.R.S. Employer
        (State of Incorporation)              Number)        Identification No.)
            Armonk, New York                   10504
(Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: 914-499-1900


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                                                                             2

The undersigned Registrant hereby amends the page 3 of its Current Report on Form 8-K dated November 20, 2002, due to the inadvertent submission of the date thereof. The date appearing on page 3 of its Current Report on Form 8-K dated November 20, 2002, should be changed from "November 26, 2001" to "November 26, 2002".

The undersigned Registrant hereby also amends the item 7 of its Current Report on Form 8-K dated November 20, 2002, due to the inadvertent failure to mention inclusion of Exhibit 3 thereto.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits.

This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-37034 on Form S-3, effective June 20, 2000, the documents included as Exhibits 1, 2 and 3 hereto, relating to $2,000,000,000 aggregate principal amount of debt securities of the Registrant.

     The following exhibits are hereby filed with this report:


        Exhibit
        Number                            Description
        ------                            -----------

         (1) Underwriting Agreement dated November 20, 2002, among International Business Machines Corporation, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Banca IMI S.p.A., Banca Nazionale del Lavoro S.p.A., Barclays Capital Inc., Bayerische Hypo-und Vereinsbank AG, Bear Stearns & Co. Inc., BNP Paribas Securities Corp., Caboto IntesaBci-Sim S.p.A., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein-Granchester,
                              Inc., Fleet Securities, Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., ING Financial Markets LLC, Lehman Brothers Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated, RBC Dominion Securities Corporation, The Royal Bank of Scotland plc, UBS Warburg LLC, Utendahl Capital Partners, L.P. and The Williams Capital Group, L.P.*


         (2)                  Form of 4.750% Note due 2012.*

         (3)                  Form of 5.875% Debenture due 2032.*


* Previously filed.

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                                                                             3

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           INTERNATIONAL BUSINESS MACHINES CORPORATION
                           -------------------------------------------
                                         (Registrant)


                                    By:    /s/ Andrew Bonzani
                                          ------------------------------
                                          Name: Andrew Bonzani
                                          Title:   Assistant Secretary


Date:  November 26, 2002.


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                                                                             4

                                 Exhibit Index
                                 -------------


        Exhibit
        Number                            Description
        ------                            -----------


         (1) Underwriting Agreement dated November 20, 2002, among International Business Machines Corporation, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Banc One Capital Markets, Inc., Banca IMI S.p.A., Banca Nazionale del Lavoro S.p.A., Barclays Capital Inc., Bayerische Hypo-und Vereinsbank AG, Bear Stearns & Co. Inc., BNP Paribas Securities Corp., Caboto IntesaBci-Sim S.p.A., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Dresdner Kleinwort Wasserstein- Granchester, Inc., Fleet Securities, Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., ING Financial Markets LLC, Lehman Brothers Inc., Merrill Lynch Pierce, Fenner & Smith Incorporated, RBC Dominion Securities Corporation, The Royal Bank of Scotland plc, UBS Warburg LLC, Utendahl Capital Partners, L.P. and The Williams Capital Group, L.P.*

         (2)                  Form of 4.750% Note due 2012.*

         (3)                  Form of 5.875% Debenture due 2032.*



* Previously filed.